Neuberger Berman Equity Funds® (“Equity Funds”)

Supplement to the Summary Prospectus(es), Prospectus(es) and Statement of Additional
Information of Neuberger Berman Focus Fund, Neuberger Berman Guardian Fund, Neuberger
Berman International Equity Fund and Neuberger Berman Small Cap Growth Fund

The following change applies to the Summary Prospectus(es), Prospectus(es) and Statement of Additional Information for Neuberger Berman Focus Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Equity Fund and Neuberger Berman Small Cap Growth Fund (each a “Fund” and together, the “Funds”):
As previously announced, the Board of Trustees of Neuberger Berman Equity Funds (“Board”) approved stock splits and reverse stock splits of the issued and outstanding shares of certain classes of each Fund (collectively, the “Stock Split”). The Stock Split will be completed for certain classes of the Funds as outlined in the chart below after the close of the business on February 23, 2018.  As a result of the Stock Split, for each share of each affected class of each Fund a shareholder currently holds, the shareholder will receive a proportional number of the same class of shares of the respective Fund with the same aggregate dollar value. Thus, the total dollar value of an investment in the Fund(s) will be unchanged and each shareholder will continue to own the same percentage (by value) of the Fund immediately following the Stock Split as the shareholder did immediately prior to the Stock Split. The Stock Split will not be a taxable event, nor does it have an impact on any Fund’s holdings or its performance.
The Stock Split will be carried out in accordance with a stock split ratio calculated to result in net asset values per share (“NAVs”) that better align the share class prices of each of the Funds. The ratios, which are based on the NAVs of each respective Fund’s various classes as of December 21, 2017, are shown in the table below.
The shares of each Fund impacted by the Stock Split will be offered, sold, and redeemed on a Stock Split-adjusted basis beginning on the first business day following the Stock Split. Each Fund will affect the Stock Split after the close of business on February 23, 2018.  Shareholders’ next account statement after the Stock Split is completed will reflect the Stock Split.
Reason for the Stock Split
The Board approved the Stock Split in order to bring the NAVs of the classes of each Fund into better alignment with one another. The Splits are designed to reduce the variance between the NAVs in order for shares of each respective class of each respective Fund to have approximately the same NAV. This is intended to reduce marketplace confusion and bring greater uniformity to the ratio of capital gains to the NAVs across the classes of each affected fund.

Fund Class	Stock Split Ratio (Old to New)
Focus Fund Class A	1: 0.5403
Focus Fund Advisor Class	1: 0.1720
Focus Fund Class C	1: 0.1542
Focus Fund Institutional Class	1: 1.0011
Focus Fund Investor Class	1: 1.0000 (i.e., no split)
Focus Fund Trust Class	1: 0.5483
Guardian Fund Class A	1: 0.5870
Guardian Fund Advisor Class	1: 0.7858
Guardian Fund Class C	1: 0.7496
Guardian Fund Institutional Class	1: 1.0017
Guardian Fund Investor Class	1: 1.0000 (i.e., no split)
Guardian Fund Class R3	1: 0.7801
Guardian Fund Trust Class	1: 0.5975
International Equity Fund Class A	1: 2.0998
International Equity Fund Class C	1: 2.0430
International Equity Fund Institutional Class	1: 1.0000 (i.e., no split)
International Equity Fund Investor Class	1: 1.8904
International Equity Fund Class R6	1: 1.0085
International Equity Fund Trust Class	1: 2.1151
Small Cap Growth Fund Class A	1: 1.0951
Small Cap Growth Fund Advisor Class	1: 0.6866
Small Cap Growth Fund Class C	1: 0.6571
Small Cap Growth Fund Institutional Class	1: 1.0298
Small Cap Growth Fund Investor Class	1: 1.0000 (i.e., no split)

Small Cap Growth Fund Class R3	1: 0.6886
Small Cap Growth Fund Trust Class	1: 1.0831

The date of this supplement is January 8, 2018.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104

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800.366.6264

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